Rule 497(d)


                                     FT 492


              Supplement to the Prospectus dated December 29, 2000

Notwithstanding anything to the contrary in the Prospectus, all shares of Enron Corp. ("ENE") have been removed from The S&P Target 10 Portfolio, Qualified 2001 Series for certain of the reasons enumerated in the section entitled "Removing Securities from a Trust" in the Prospectus.




December 3, 2001